Warrant liabilites (Tables)	12 Months Ended
Dec. 31, 2021
Disclosure of Warrant liabilites [Abstract]
Schedule of average assumptions used in the Black-Scholes

The fair values of warrants are estimated using the Black-Scholes option pricing model. The weighted average assumptions used in the Black-Scholes valuation model for the periods presented were as follows:

	December 31, 2021	December 17, 2020
	$	$
Risk-free interest rate	0.94%	0.94%
Market price	$1.28	$1.28
Expected volatility	94.44%	94.44%
Expected dividend yield	–	–
Expected life (years)	2.5	2.5